COLI VUL-2 Series Account of

Great-West Life & Annuity Insurance Company

Supplement dated October 16, 2007 to

Prospectus dated May 1, 2007

This supplement adds certain information to and amends certain information contained in the Prospectus dated May 1, 2007. Please read it carefully and keep it with your Prospectus for future reference.

At the end of the Employer-Financed Insurance Purchase Arrangements--Tax and Other Legal Issues Section on page i, add the following paragraph:

In an employer-financed insurance purchase arrangement, the procedures described below on page 24 designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page 24 or by restricting the Participant from making Transfers into the identified Fund for the period for time specified by the Fund.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007.